SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 1, 2007
OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-00368	41-0462685
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN		56538-0496
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (866) 410-8780
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Credit Agreement
     On October 2, 2007, Varistar Corporation (“Varistar”), a wholly-owned subsidiary of Otter Tail Corporation (the “Company”), entered into a $200 million Credit Agreement (the “Credit Agreement”) with the Banks named therein, U.S. Bank National Association, a national banking association, as agent for the Banks and as Lead Arranger, and Bank of America, N.A., Keybank National Association, and Wells Fargo Bank, National Association, as Co-Documentation Agents. The Credit Agreement creates an unsecured revolving credit facility that Varistar can draw on to support its operations. The Credit Agreement expires on October 2, 2010. Borrowings under the line of credit bear interest at LIBOR plus 1.250%, subject to adjustment based on Varistar’s “Adjusted Cash Flow Leverage Ratio” (as defined in the Credit Agreement). The Credit Agreement replaces the $150 million unsecured credit facility entered into on April 26, 2006 pursuant to a Credit Agreement among the Company, the Lenders named therein, U.S. Bank National Association, as Agent and Lead Arranger, JP Morgan Chase Bank, N.A., as Syndication Agent, and Wells Fargo Bank, National Association, as Documentation Agent.
     The Credit Agreement, which is filed as Exhibit 4.1 to this Form 8-K, contains a number of restrictions on the businesses of Varistar and its material subsidiaries, including restrictions on their ability to merge, sell assets, incur indebtedness, create or incur liens on assets, guarantee the obligations of any other party, and engage in transactions with related parties. The Credit Agreement also contains certain financial covenants. Specifically, Varistar must maintain a “Fixed Charge Coverage Ratio” (as defined in the Credit Agreement) of not less than 1.25 to 1.00 and must not permit its “Cash Flow Leverage Ratio” (as defined in the Credit Agreement) to exceed 3.00 to 1.00. The Credit Agreement does not include provisions for the termination of the agreement or the acceleration of repayment of amounts outstanding due to changes in the Company’s credit ratings. Varistar’s obligations under the Credit Agreement are guaranteed by each of its material subsidiaries.
     The description of the terms of the Credit Agreement in this Item 1.01 is qualified in its entirety by reference to Exhibit 4.1 to this Form 8-K.
     U.S. Bank is also a party to the Credit Agreement dated September 1, 2006 with Otter Tail Corporation, dba Otter Tail Power Company, which creates an unsecured revolving credit facility that Otter Tail Corporation, dba Otter Tail Power Company can draw on to support its electric operations.
Note Purchase Agreement
     As previously reported in the Company’s Form 8-K filed on August 23, 2007, the Company entered into a Note Purchase Agreement (the “Note Purchase Agreement”) on August 20, 2007, with each of Deutsche Bank AG New York Branch, Teachers Insurance and Annuity Association of America, Provident Life and Accident Insurance Company,

The Guardian Life Insurance Company of America, Thrivent Financial For Lutherans, Fort Dearborn Life Insurance Company, The Catholic Aid Association, Great West Insurance Company, American Republic Insurance Company, Cincinnati Insurance Company, Colorado Bankers Life Insurance Company, Navy Mutual Aid Association and National Guardian Life Insurance Company (collectively, the “Purchasers”). The Note Purchase Agreement relates to the issuance and sale by the Company to the Purchasers, in a private placement transaction, of $155 million aggregate principal amount of the Company’s Senior Unsecured Notes (collectively, the “Notes”), in four series, in the following designations and aggregate principal amounts: (i) $33,000,000 aggregate principal amount of 5.95% Senior Unsecured Notes, Series A, due 2017 (the “Series A Notes”), (ii) $30,000,000 aggregate principal amount of 6.15% Senior Unsecured Notes, Series B, due 2022 (the “Series B Notes”), (iii) $42,000,000 aggregate principal amount of 6.37% Senior Unsecured Notes, Series C, due 2027 (the “Series C Notes”) and (iv) $50,000,000 aggregate principal amount of 6.47% Senior Unsecured Notes, Series D, due 2037 (the “Series D Notes”).
     On August 20, 2007, the first closing under the Note Purchase Agreement was consummated and in connection therewith, the Company issued $12,000,000 aggregate principal amount of its Series C Notes and $13,000,000 aggregate principal amount of its Series D Notes. On October 1, 2007, the Company issued and sold the remaining $30,000,000 aggregate principal amount of its Series C Notes and $37,000,000 aggregate principal amount of its Series D Notes, as well as the Series A Notes and the Series B Notes.
     As previously reported in the Company’s Form 8-K filed on August 23, 2007, the Note Purchase Agreement provides that the Company must offer to prepay all of the outstanding Notes in full together with unpaid accrued interest to the date of prepayment in the event of a “Change of Control” of the Company (as defined in the Note Purchase Agreement). The Note Purchase Agreement also provides that the Company may, at its option and upon notice as described in the Note Purchase Agreement, prepay all or any part of the Notes (in an amount not less than 10% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment) at 100% of the principal amount prepaid plus the “Make-Whole Amount” (as defined in the Note Purchase Agreement).
     The Note Purchase Agreement contains the following financial covenants: (i) a covenant not to permit “Consolidated Debt” to exceed 60% of “Consolidated Total Capitalization,” determined as of the end of each fiscal quarter of the Company, (ii) a covenant not to permit the “Interest and Dividend Coverage Ratio” for any fiscal quarter to be less than 1.5 to 1.0, and (iii) a covenant not to permit “Priority Debt” to exceed 20% of “Consolidated Total Capitalization,” determined as of the end of each fiscal quarter of the Company (as such terms are defined in the Note Purchase Agreement). These financial covenants are the same as those contained in the Company’s existing line of credit and in the note purchase agreement entered into in connection with the issuance of the Company’s $90 million 6.63% senior notes due December 1, 2011.

     The description of the terms of the Note Purchase Agreement in this Item 1.01 is qualified in its entirety by reference to Exhibit 4.1 to the Company’s Form 8-K filed on August 23, 2007 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The information contained in Item 1.01 above is incorporated herein by reference. As of October 2, 2007, there were no borrowings under the Credit Agreement.
Item 9.01 Financial Statement and Exhibits
     (d) Exhibits
4.1	Credit Agreement, dated as of October 2, 2007, among Varistar Corporation, the Banks named therein, U.S. Bank National Association, a national banking association, as agent for the Banks and as Lead Arranger, and Bank of America, N.A., Keybank National Association, and Wells Fargo Bank, National Association, as Co-Documentation Agents.

4.2	Note Purchase Agreement, dated as of August 20, 2007, between Otter Tail Corporation and each of Deutsche Bank AG New York Branch, Teachers Insurance and Annuity Association of America, Provident Life and Accident Insurance Company, The Guardian Life Insurance Company of America, Thrivent Financial For Lutherans, Fort Dearborn Life Insurance Company, The Catholic Aid Association, Great West Insurance Company, American Republic Insurance Company, Cincinnati Insurance Company, Colorado Bankers Life Insurance Company, Navy Mutual Aid Association and National Guardian Life Insurance Company (incorporated by reference to Exhibit 4.1 to Otter Tail Corporation’s Form 8-K filed on August 23, 2007).

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OTTER TAIL CORPORATION

Date: October 5, 2007

By	/s/ Kevin G. Moug
Kevin G. Moug
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description of Exhibit

4.1	Credit Agreement, dated as of October 2, 2007, among Varistar Corporation, the Banks named therein, U.S. Bank National Association, a national banking association, as agent for the Banks and as Lead Arranger, and Bank of America, N.A., Keybank National Association, and Wells Fargo Bank, National Association, as Co-Documentation Agents.

4.2	Note Purchase Agreement, dated as of August 20, 2007, between Otter Tail Corporation and each of Deutsche Bank AG New York Branch, Teachers Insurance and Annuity Association of America, Provident Life and Accident Insurance Company, The Guardian Life Insurance Company of America, Thrivent Financial For Lutherans, Fort Dearborn Life Insurance Company, The Catholic Aid Association, Great West Insurance Company, American Republic Insurance Company, Cincinnati Insurance Company, Colorado Bankers Life Insurance Company, Navy Mutual Aid Association and National Guardian Life Insurance Company (incorporated by reference to Exhibit 4.1 to Otter Tail Corporation’s Form 8-K filed on August 23, 2007).